Company Contact: Investor Relations 408 248 6000 ext. 198 ir@petairways.com Investor Contact: Laurel Moody Corporate Profile 646 810 0608 lmoody@corporateprofile.com
Pet Airways Becomes The PAWS Pet Company, Significantly Broadening Its Markets Into Innovative Pet Services

San Jose, CA – August 4, 2011 -.  The PAWS Pet Company, Inc. (OTCBB:PAWS) (OTCPK:PAWS) or “the Company”, the innovative pet services company, announced today its  new name, corporate identity, and headquarters. Pet Airways, Inc. continues as a wholly owned subsidiary, operating all flight operations of The PAWS Pet Company. The PAWS Pet Company has moved its corporate headquarters from Delray Beach, Florida to San Jose, California. The Company’s stock symbol remains PAWS.

“Our company is evolving into a provider of a broad range of innovative pet services. With Pet Airways as our cornerstone in the market, we plan to roll out new value-added pet services to the pet parent community. We are excited to move forward on the opportunity to serve a growing number of pet and pet owner needs. We are proud of the flight services Pet Airways has been delivering and the good will we have built with our customers. The PAWS Pet Company will expand upon these customer relationships to further improve the lives of pets and their owners,” stated Dan Wiesel, Chairman and CEO of The PAWS Pet Company.

About The PAWS Pet Company

The PAWS Pet Company, Inc. provides innovative pet services. Its wholly owned subsidiary, Pet Airways, is the only airline specifically designed for the safe and comfortable transportation of pets. Pet Airways' Pawsengers™ travel in the specially equipped main cabin of its planes - where pets are continuously monitored by an In-Flight Pet Attendant and the climate is controlled for maximum pet comfort. With Pet Airways, pet parents can be assured their pets will be treated with tender, loving care by pet professionals throughout the journey. The airline launched flight operations in 2009 and currently serves coast-to-coast destinations across the United States, including Los Angeles, Phoenix, Denver, Omaha, Chicago, Baltimore, New York, Atlanta and Ft. Lauderdale. The Company has also announced its upcoming expansion to Orlando, Dallas, Austin, Houston and St. Louis.

For more information on Pet Airways, go to www.petairways.com.

Forward-Looking Statements

This press release includes statements that may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical facts, including, without limitation, statements regarding future financial position, business strategy, budgets, projected sales, projected costs, and management objectives, are forward-looking statements.  Terminology such as "may," "will," "expects," "intends," "plans," "projects," "estimates," "anticipates," “illustrates”, or "believes" or the negative thereof, any variation thereon or similar terminology are intended to identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and adversely from the results proposed in such statements.  Important factors that could cause actual results to differ from our expectations include, but are not limited to: the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our business plan; our ability to control costs; our ability to attract and retain customers; transportation demand; general economic conditions; costs of aviation fuel; competitive pricing pressures; governmental regulation; weather conditions; and statements of assumption underlying any of the foregoing, as well as other factors set forth under the caption "Risk Factors" in the Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 8, 2011 and other filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by the foregoing cautionary statements. We assume no duty to update or revise our forward-looking statements based on changes in our expectations or events after the date hereof.

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